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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF THE REGISTRANT


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                                                                                JURISDICTION OF
NAME                                                                            INCORPORATION
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
Daisytek, Incorporated                                                          Delaware

Subsidiaries of Daisytek, Incorporated:
         Daisytek Canada Inc.                                                   Canada
         Working Capital of America, Inc.                                       Delaware
         Home Tech Depot, Inc. (inactive)                                       Delaware
         Daisytek De Mexico S.A. de C.V.                                        Mexico
         Daisytek Latin America, Inc.                                           Florida
         Supplies Express, Inc. (inactive)                                      Delaware
         Daisytek De Mexico Services, S.A. de C.V.                              Mexico
         Priority Fulfillment Services de Mexico, S.A. de C.V.                  Mexico
         Daisytek Australia PTY. LTD.                                           Australia
         Priority Fulfillment Services Australia PTY LTD                        Australia
         Daisytek Asia PTY LTD                                                  Singapore
         Steadi-Systems de Mexico S.A. de C.V.                                  Mexico
         The Tape Company                                                       Delaware
         Business Supplies Distributors, Inc.                                   Delaware
         Business Supplies Distributors Europe BV                               Netherlands
         BSD (Canada), Inc.                                                     Canada
         Arlington Industries, Inc.                                             Delaware
         B.A. Pargh Company                                                     Delaware
         VirtualDemand.com, Inc.                                                Delaware
         VirtualDemand.com  de Mexico S.A. de C.V.                              Mexico
         Tapebargains.com, Inc.                                                 Delaware
         BSD Holdings, Inc. (inactive)                                          Delaware
         Etertin de Minuchin S.A.                                               Argentina
         Bluehill Investments S.A.                                              Ecuador
         Working Capital of Canada, Inc. (inactive)                             Canada
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